UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2026

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VROOM, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-39315	90-1112566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
4700 Mercantile Dr. Fort Worth, Texas 76137
(Address of principal executive offices) (Zip Code)

(917) 451-9855
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	VRM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Warehouse Credit Facility Amendment

On June 30, 2026, Vroom, Inc.’s (the “Company’s”) wholly-owned subsidiaries United Auto Credit Corporation (“UACC”) and UACC Auto Financing Trust IV (the “Trust IV”), entered into Amendment No. 29 (“Amendment No. 29”) to that certain Warehouse Agreement, dated as of November 19, 2013 (as amended, the “Warehouse Credit Facility”), by and among the Trust IV, as borrower, UACC, as servicer and custodian, the lenders party thereto, the agents party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. Amendment No. 29 extends the Commitment Termination Date (as defined in Warehouse Credit Facility) from July 2, 2026 to June 2, 2027.

In addition, Amendment No. 29, among other changes, modifies certain financial covenants by (i) increasing the maximum permitted leverage ratio, (ii) simplifying and reducing the minimum tangible net worth threshold, (iii) updating the performance trigger framework, and (iv) updating the dynamic advance rate mechanism, thereby increasing the maximum advance rate. In addition, in connection with Amendment No. 29, Vroom Finance Holdings LLC ("VFH"), UACC's parent company, entered into a Performance Guaranty in favor of the administrative agent, dated as of the effective date of Amendment No. 29, pursuant to which VFH guarantees certain obligations under the Warehouse Credit Facility. All other material terms of the Warehouse Credit Facility remain unchanged.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 is hereby incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2026	VROOM, INC.
	By:	/s/ Thomas H. Shortt
Name: Thomas H. Shortt
Title: Chief Executive Officer